GOVERNMENT OBLIGATIONS TAX-MANAGED FUND

(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST)
INSTITUTIONAL SHARES

PROSPECTUS

The Institutional Shares of Government Obligations Tax-Managed Fund (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term U.S. government securities to provide current income consistent with stability of principal and liquidity. The Fund's investment strategy is intended to enable the Fund to provide shareholders with dividends that are exempt from state and local income taxation to the extent permissible by federal and state law. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated September 30, 1996, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov.).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated September 30, 1996 (revised February 13, 1997)

TABLE OF CONTENTS

 SUMMARY OF FUND EXPENSES                                                1
 FINANCIAL HIGHLIGHTS --
  INSTITUTIONAL SHARES                                                   2
 GENERAL INFORMATION                                                     3
 INVESTMENT INFORMATION                                                  3
  Investment Objective                                                   3
  Investment Policies                                                    3
  Investment Limitations                                                 4
 TRUST INFORMATION                                                       5
  Management of the Trust                                                5
  Distribution of Institutional Shares                                   6
  Administration of the Fund                                             6
 NET ASSET VALUE                                                         6
 HOW TO PURCHASE SHARES                                                  7
 HOW TO REDEEM SHARES                                                    8
 ACCOUNT AND SHARE INFORMATION                                           9
 TAX INFORMATION                                                         9
  Federal Income Tax                                                     9
  State and Local Taxes                                                 10
 OTHER CLASSES OF SHARES                                                10
 PERFORMANCE INFORMATION                                                10
 FINANCIAL HIGHLIGHTS --
  INSTITUTIONAL SERVICE SHARES                                          11
 FINANCIAL STATEMENTS                                                   12
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                                                        19
 ADDRESSES                                                              20


SUMMARY OF FUND EXPENSES
                                                 INSTITUTIONAL SHARES
                                          SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                              None
 Maximum Sales Charge Imposed on Reinvested Dividends
     (as a percentage of offering price)                                                                    None
 Contingent Deferred Sales Charge (as a percentage of original purchase price or
   redemption proceeds, as applicable)                                                                      None
 Redemption Fee (as a percentage of amount redeemed, if applicable)                                         None
 Exchange Fee                                                                                               None


                                             ANNUAL OPERATING EXPENSES
                                       (As a percentage of average net assets)

 Management Fee (after waiver)(1)                                                                          0.06%
 12b-1 Fee                                                                                                  None
 Total Other Expenses                                                                                      0.14%
   Shareholder Services Fee (after waiver)(2)                                              0.00%
     Total Operating Expenses(3)                                                                           0.20%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses in the table above are based on expenses expected during the fiscal year ending July 31, 1997. The total operating expenses would be 0.59% absent the voluntary waivers of a portion of the management fee and the shareholder services fee. The total operating expenses were 0.17% for the fiscal year ended July 31, 1996 and would have been 0.61% absent the voluntary waivers of a portion of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE                                                            1 YEAR    3 YEARS  5 YEARS    10 YEARS
 You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and
 (2) redemption at the end of each time period                      $2        $6        $11        $26


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page
19.

                                                                                               YEAR ENDED
                                                                                                JULY 31,
                                                                                      1996                1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                 $ 1.00              $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                 0.05                0.01
 LESS DISTRIBUTIONS
  Distributions from net investment income                                            (0.05)              (0.01)
 NET ASSET VALUE, END OF PERIOD                                                       $ 1.00              $ 1.00
 TOTAL RETURN(B)                                                                       5.50%               0.94%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                             0.17%              0.20%*
  Net investment income                                                                5.28%              5.78%*
  Expense waiver/reimbursement(c)                                                      0.44%              0.65%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                           $199,243              $3,070


  * Computed on an annualized basis.

(a) Reflects operations for the period from June 2, 1995 (date of initial public investment) to July 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 3, 1988. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries, and institutional investors as a convenient means of accumulating an interest in a professionally managed, diversified portfolio investing only in short-term U.S. government securities. A minimum initial investment of $1,000,000 is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing only in a portfolio of U.S. government securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

The Fund will limit its investments to investments which, if owned directly, pay interest exempt from state personal income tax. Therefore, dividends paid by the Fund may be exempt from state personal income tax.

ACCEPTABLE INVESTMENTS. The Fund invests only in U.S. government securities. These instruments are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:
  * direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

  * notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities, supported by the full faith and credit of the United States; and

  * notes, bonds, and discount notes of other U.S. government agencies or instrumentalities which receive or have access to Federal funding.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

  * the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

  * discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

  * the credit of the agency or instrumentality.

AGENCY MASTER DEMAND NOTES. The Fund may enter into master demand notes with various federal agencies and instrumentalities. Under a master demand note, the Fund has the right to increase or decrease the amount of the note on a daily basis within specified maximum and minimum amounts. Master demand notes also normally provide for full or partial repayment upon seven or more days notice by either the Fund or the borrower and bear interest at a variable rate. The Fund relies on master demand notes, in part, to provide daily liquidity. To the extent that the Fund cannot obtain liquidity through master demand notes, it may be required to maintain a larger cash position, invest more assets in securities with current maturities or dispose of assets at a gain or loss to maintain sufficient liquidity.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase transactions in amounts up to one-third of the value of its total assets and pledge assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not invest more than 10% of its net assets in illiquid securities.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Federated Administrative Services, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

   ADVISORY FEES. The adviser receives an annual investment advisory fee equal to .20% of the Fund's average daily net assets. The adviser has undertaken to reimburse the Fund up to the amount of the advisory fee for operating expenses in excess of limitations established by certain states. Also, the adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

   ADVISER'S BACKGROUND. Federated Administrative Services, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son,
   J. Christopher Donahue, who is President and Trustee of Federated Investors.

   Federated Administrative Services and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

State securities laws may require certain financial institutions such as depository institutions to register as dealers.

SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to .25% of the average daily net asset value of Fund shares, computed at an annual rate, to obtain certain personal services for shareholders and provide maintenance of shareholder accounts ("shareholder services"). From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily.

Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate as which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

                                      AVERAGE AGGREGATE
 MAXIMUM FEE                          DAILY NET ASSETS
  .15%                            on the first $250 million
  .125%                           on the next $250 million
  .10%                            on the next $250 million
  .075%                      on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 4:00 p.m., (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE. Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to:
Government Obligations Tax-Managed Fund -- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK. Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to Government Obligations Tax-Managed Fund -- Institutional Shares. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

INVEST-BY-PHONE. Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.

SUBACCOUNTING SERVICES. Financial institutions are encouraged to open single master accounts. A subaccounting system is available through the transfer agent to minimize internal recordkeeping requirements. The transfer agent charges a fee based on the level of subaccounting services rendered. Financial institutions may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the financial institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed. State securities laws may require certain financial institutions such as depository institutions to register as dealers.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE. Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 1:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL. Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS. Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS. The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CERTIFICATES AND CONFIRMATIONS. As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund or Federated Shareholder Services Company in writing. Monthly confirmations are sent to report all transactions as well as dividends paid during the month.

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS. Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES

In the opinion of Houston, Houston, & Donnelly, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

The Fund will limit its investments to those which, if owned directly, pay interest exempt from state personal income tax. However, under the laws of some states, the net investment income distributed by the Fund may be taxable to shareholders. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

OTHER CLASSES OF SHARES

The Fund also offers other classes. Institutional Service Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors, and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.

Institutional Service Shares are distributed with no 12b-1 fees, but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, and effective yield. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page
19.

                                                                                             YEAR ENDED
                                                                                              JULY 31,
                                                                                     1996                 1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                 $ 1.00              $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                 0.05                0.01
 LESS DISTRIBUTIONS
  Distributions from net investment income                                             (0.05)              (0.01)
 NET ASSET VALUE, END OF PERIOD                                                       $ 1.00              $ 1.00
 TOTAL RETURN(B)                                                                        5.23%               0.95%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                              0.42%               0.45%*
  Net investment income                                                                 5.00%               5.55%*
  Expense waiver/reimbursement(c)                                                       0.19%               0.40%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                           $332,698             $76,165


  * Computed on an annualized basis.

(a) Reflects operations for the period from May 30, 1995 (date of initial public investment) to July 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND
PORTFOLIO OF INVESTMENTS
JULY 31, 1996

    PRINCIPAL
     AMOUNT                                                                                              VALUE
 GOVERNMENT AGENCIES -- 94.7%
 $              4,000,000  Federal Farm Credit Bank Notes, 5.40%-5.60%, 12/2/1996-6/3/1997         $    3,995,915
     24,900,000 (a)Federal Farm Credit Bank, Discount Notes, 5.29%-5.36%,
                          8/9/1996-9/13/1996                                                           24,845,992
      9,000,000 (b)Federal Farm Credit Bank, Floating Rate Notes, 5.32%, 8/1/1996                       8,993,010
    300,730,000 (a)Federal Home Loan Bank, Discount Notes, 5.33%-5.72%,
                          8/1/1996-1/22/1997                                                          299,239,458
     21,600,000 (b)Federal Home Loan Bank, Floating Rate Notes, 5.27%-5.33%,
                          8/1/1996-8/23/1996                                                           21,583,910
      2,500,000           Student Loan Marketing Association, 5.62%, 6/30/1997                          2,491,860
     15,000,000 (a)Student Loan Marketing Association, Discount Notes, 5.50%,
                          9/30/1996                                                                    14,866,125
     56,565,000 (b)Student Loan Marketing Association, Floating Rate Notes,
                          5.40%-5.69%, 8/6/1996                                                        56,516,451
     51,000,000 (b)Student Loan Marketing Association, Floating Rate Master Notes,
                          5.39%, 8/6/1996                                                              51,000,000
     20,000,000 (a)Tennessee Valley Authority, Discount Note, 5.33%, 8/7/1996                          19,982,533
                            TOTAL GOVERNMENT AGENCIES                                                 503,515,254
 U.S. TREASURY OBLIGATIONS -- 9.5%
                          U.S. TREASURY BILLS -- 2.4%
     13,000,000 (a)5.00%-5.10%, 9/19/1996-11/14/1996                                                   12,846,865
                          U.S. TREASURY NOTES -- 7.1%
     37,750,000           6.50%-8.00%, 9/30/1996-3/31/1997                                             37,953,240
                            TOTAL U.S. TREASURY OBLIGATIONS                                            50,800,105
                            TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                            $     554,315,359


(a) The issue shows the rate of discount at time of purchase.

(b) Current rate and next reset date shown.

(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($531,940,498) at July 31, 1996.

(See Notes which are an integral part of the Financial Statements)

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1996

 ASSETS:
 Total investments in securities, at amortized cost and value                                       $554,315,359
 Cash                                                                                                    388,596
 Income receivable                                                                                     1,646,780
 Deferred expenses                                                                                       129,605
   Total assets                                                                                      556,480,340
 LIABILITIES:
 Payable for investments purchased                                             $ 22,505,304
 Income distribution payable                                                      1,764,278
 Accrued expenses                                                                   270,260
   Total liabilities                                                                                  24,539,842
 NET ASSETS for 531,940,498 shares outstanding                                                      $531,940,498
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $199,242,851 / 199,242,851 shares outstanding                                                             $1.00
 INSTITUTIONAL SERVICE SHARES:
 $332,697,647 / 332,697,647 shares outstanding                                                             $1.00


(See Notes which are an integral part of the Financial Statements)

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1996

 INVESTMENT INCOME:
 Interest                                                                                             $ 18,814,183
 EXPENSES:
 Investment advisory fee                                                              $   692,278
 Administrative personnel and services fee                                                261,681
 Custodian fees                                                                            63,863
 Transfer and dividend disbursing agent fees and expenses                                  40,487
 Directors'/Trustees' fees                                                                  2,277
 Auditing fees                                                                              8,581
 Legal fees                                                                                 2,141
 Portfolio accounting fees                                                                 86,999
 Shareholder services fee -- Institutional Shares                                         315,936
 Shareholder services fee -- Institutional Service Shares                                 549,412
 Share registration costs                                                                  69,893
 Printing and postage                                                                      25,071
 Insurance premiums                                                                         4,979
 Taxes                                                                                        175
 Miscellaneous                                                                              6,291
   Total expenses                                                                       2,130,064
 Waivers --
   Waiver of investment advisory fee                              $ (664,948)
   Waiver of shareholder services fee -- Institutional Shares       (315,936)
     Total waivers                                                                       (980,884)
       Net expenses                                                                                      1,149,180
         Net investment income                                                                        $ 17,665,003


(See Notes which are an integral part of the Financial Statements)

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED JULY 31,
                                                                                 1996              1995(A)
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                   $   17,665,003      $       679,985
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income:
  Institutional Shares                                                       (6,666,528)             (22,005)
  Institutional Service Shares                                              (10,998,475)            (657,980)
  Change in net assets resulting from distributions to shareholders         (17,665,003)            (679,985)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                              1,393,097,071           95,754,802
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                        2,785,115              304,922
 Cost of shares redeemed                                                    (943,176,795)         (16,824,617)
  Change in net assets resulting from share transactions                     452,705,391           79,235,107
    Change in net assets                                                     452,705,391           79,235,107
 NET ASSETS:
 Beginning of period                                                          79,235,107                --
 End of period                                                           $   531,940,498      $    79,235,107


(a) For the period from May 30, 1995 (date of initial public investment) to July 31, 1995.

(See Notes which are an integral part of the Financial Statements)

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND
NOTES TO FINANCIAL STATEMENTS

JULY 31, 1996

1. ORGANIZATION

Money Market Obligations Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Government Obligations Tax-Managed Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

The Fund offers two classes of shares; Institutional Shares and Institutional Service Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

   FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   DEFERRED EXPENSES -- The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At July 31, 1996, capital paid-in aggregated $531,940,498. Transactions in shares were as follows:

                                                                                         YEAR ENDED JULY 31,
 INSTITUTIONAL SHARES                                                                    1996          1995(A)
 Shares sold                                                                           570,331,953     4,997,518
 Shares issued to shareholders in payment of distributions declared                      2,591,398             2
 Shares redeemed                                                                      (376,750,642)   (1,927,378)
     Net change resulting from Institutional Shares transactions                       196,172,709     3,070,142


  (a) For the period from June 2, 1995 (date of initial public investment) to July 31, 1995.

                                                                                           YEAR ENDED JULY 31,
 INSTITUTIONAL SERVICE SHARES                                                            1996             1995(B)
 Shares sold                                                                           822,765,118      90,757,284
 Shares issued to shareholders in payment of distributions declared                        193,717         304,920
 Shares redeemed                                                                      (566,426,153)    (14,897,239)
     Net change resulting from Institutional Service Shares transactions               256,532,682      76,164,965
     Net change resulting from share transactions                                      452,705,391      79,235,107


(b) For the period from May 30, 1995 (date of initial public investment) to July 31, 1995.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Federated Administrative Services, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

   TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   PORTFOLIO ACCOUNTING FEES -- Fserv also maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   ORGANIZATIONAL EXPENSES -- Organizational expenses of $26,061 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses during the five year period following effective date. For the period ended July 31, 1996, the Fund paid $2,027 pursuant to this agreement.

   GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MONEY MARKET OBLIGATIONS TRUST
(Government Obligations Tax-Managed Fund)

We have audited the accompanying statement of assets and liabilities of Government Obligations Tax- Managed Fund (an investment portfolio of Money Market Obligations Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of July 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from May 30, 1995 (date of initial public investment) to July 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Obligations Tax-Managed Fund (an investment portfolio of Money Market Obligations Trust) as of July 31, 1996, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period from May 30, 1995 (date of initial public investment) to July 31, 1995, in conformity with generally accepted accounting principles.

                                                        ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania

August 20, 1996

ADDRESSES

Government Obligations Tax-Managed Fund
Institutional Shares Federated Investors Tower
Pittsburgh, PA 15222-3779

Distributor
Federated Securities Corp. Federated Investors Tower
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Administrative Services Federated Investors Tower
Pittsburgh, PA 15222-3779

Custodian
State Street Bank and c/o Federated Services Company
Trust Company P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder P.O. Box 8600
Services Company Boston, MA 02266-8600

Independent Public Accountants
Arthur Andersen LLP 2100 One PPG Place
Pittsburgh, PA 15222

GOVERNMENT OBLIGATIONS
TAX-MANAGED FUND

(A PORTFOLIO OF MONEY MARKET
OBLIGATIONS TRUST)

INSTITUTIONAL SHARES

PROSPECTUS

A Portfolio of
Money Market Obligations Trust,
an Open-End Management
Investment Company

Prospectus dated September 30, 1996

(revised February 13, 1997)

[Graphic]

Federated Investors
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

[Graphic]

Cusip 60934N856

G01140-01-IS (2/97)